UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2023

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2023, Safe & Green Holdings Corp. (“SG Holdings” or the “Company”) entered into an amendment to its employment agreement, dated January 1, 2017, as amended, with Paul Galvin (the “Amendment”), to provide for the payment of an annual base salary of $750,000. All other terms of the employment agreement remain in full force and effect.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On September 19, 2023, the Company announced that it has set September 27, 2023, as the planned effective date for the distribution of approximately 30% of the outstanding shares of Safe and Green Development Corporation (“SG DevCo”) common stock to SG Holdings’ stockholders on a pro rata basis (the “Distribution”). Holders of SG Holdings common stock will be entitled to receive 0.930886 shares of SG DevCo’s common stock for every five (5) shares of SG Holdings common stock held on September 8, 2023, the record date for the Distribution. No fractional shares of SG DevCo common stock will be issued in the Distribution, and stockholders will receive cash in lieu of fractional shares.

Additionally, the Company reported that on September 18, 2023, SG DevCo’s registration statement on Form 10 (the “Form 10”) relating to the Distribution was declared effective by the SEC. The Form 10 includes a preliminary information statement that describes the Distribution, certain risks of owning SG DevCo common stock and provides important information regarding SG DevCo’s business and management. SG DevCo will shortly commence mailing the final information statement to holders of SG Holdings common stock.

The Distribution remains subject to the satisfaction or waiver of the conditions described in SG DevCo’s Form 10.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Amendment, dated September 19, 2023, to Employment Agreement, dated January 1, 2017, as amended, by and between the Company and Paul Galvin
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

Forward Looking Statements

Certain statements in this document constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the anticipated Distribution and the timing thereof. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include but are not limited to those factors discussed in SG DevCo’s Form 10 filed with the SEC. The Company does not undertake any obligation to update any forward-looking statements contained herein on account of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: September 19, 2023	By:	/s/ Patricia Kaelin
	Name:	Patricia Kaelin
	Title:	Chief Financial Officer

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